UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 28, 2006

ARTISTdirect, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-30063 (Commission File Number)	95-4760230 (I.R.S. Employer Identification Number)
1601 Cloverfield Boulevard, Suite 400 South Santa Monica, California (Address of Principal Executive Offices)		90404-4082 (Zip Code)

(310) 956-3300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Amendment to Employment, Confidentiality and Non-competition Agreement with Randy Saaf

On July 28, 2006, the Registrant entered into an Amendment (the “Saaf Agreement Amendment”) to the Employment, Confidentiality and Non-competition Agreement (“Saaf Employment Agreement”) between the Registrant and Randy Saaf, Chief Executive Officer of MediaDefender, Inc, a wholly-owned subsidiary of the Registrant (“MediaDefender”). The Saaf Agreement Amendment amended the following provisions of the Saaf Employment Agreement:  (i) Section 2.2 to provide that any performance bonus earned by Mr. Saaf would be paid during the first half of the next calendar year following the period for which it is earned; (ii) Section 4 by (a) extending the period for which Mr. Saaf may act as a member of the board and as an officer of another company, OnSystems, Inc. (“OnSystems”) from twelve (12) months to twenty-four (24) months, and (b) extending the period for which Mr. Saaf has to use best efforts to cause the dissolution of OnSystems, from twelve (12) months to twenty-four (24) months.  The Saaf Agreement Amendment further requires Mr. Saaf to ensure that OnSystems does not operate any business that would require his attention except for activities reasonably related to the wind-down and dissolution and further provides that Mr. Saaf agrees to file or cause to be filed with the Secretary of State of California a certificate of election to wind up and dissolve OnSystems on or before August 18, 2006.  The Saaf Agreement Amendment also added a new Section 5.6 governing the timing of receipt by Mr. Saaf of payments upon his termination without cause, or for good reason, to avoid adverse tax consequences under Section 409A of the Internal Revenue Code of 1986, as amended (“IRC”).  All other provisions of the Saaf Employment Agreement were unchanged. The Saaf Agreement Amendment is included with this Current Report as Exhibit 10.1 and the summary above is qualified in its entirety by reference to such exhibit.

Amendment to Employment, Confidentiality and Non-competition Agreement with Octavia Herrera

On July 28, 2006, the Registrant entered into an Amendment (the “Herrera Agreement Amendment”) to the Employment, Confidentiality and Non-competition Agreement (“Herrera Employment Agreement”) between the Registrant and Octavia Herrera, President of MediaDefender. The Herrera Agreement Amendment amended the following provisions of the Herrera Employment Agreement:  (i) Section 2.2 to provide that any performance bonus earned by Mr. Herrera would be paid during the first half of the next calendar year following the period for which it is earned; (ii) Section 4 by (a) extending the period for which Mr. Herrera may act as a member of the board and as an officer of OnSystems from twelve (12) months to twenty-four (24) months, and (b) extending the period for which Mr. Herrera has to use best efforts to cause the dissolution of OnSystems, from twelve (12) months to twenty-four (24) months.  The Herrera Agreement Amendment further requires Mr. Herrera to ensure that OnSystems does not operate any business that would require his attention except for activities reasonably related to the wind-down and dissolution and further provides that Mr. Herrera agrees to file or cause to be filed with the Secretary of State of California a certificate of election to wind up and dissolve OnSystems on or before August 18, 2006.  The Herrera Agreement Amendment also added a new Section 5.6 governing the timing of receipt by Mr. Herrera of payments upon his termination without cause, or for good reason, to avoid adverse tax consequences under Section 409A of the IRC.  All other provisions of the Herrera Employment Agreement were unchanged. The Herrera Agreement Amendment is included with this Current Report as Exhibit 10.2 and the summary above is qualified in its entirety by reference to such exhibit.

Amendment to Employment Agreement with Jonathan V. Diamond

On July 31, 2006, the Registrant entered into an Amendment (the “Diamond Agreement Amendment”) to the Employment Agreement (“Diamond Employment Agreement”) between the

Registrant and Jonathan V. Diamond, President and Chief Executive Officer of the Registrant. The Diamond Agreement Amendment amended the following provisions of the Diamond Employment Agreement:  (i) Section 5 to provide that any formula bonus and discretionary bonus will be paid during the first half of the next calendar year following the period for which such bonus relates; and (ii)  Section 7(f)(ii)(B) to provide that, to the extent necessary, to avoid adverse tax consequences pursuant to Section 409A of the IRC, any severance payment to be paid to Mr. Diamond in connection with his termination, may be paid to him in a lump sum six months after he becomes entitled to such severance payment.  All other provisions of the Diamond Employment Agreement were unchanged. The Diamond Agreement Amendment is included with this Current Report as Exhibit 10.3 and the summary above is qualified in its entirety by reference to such exhibit.

Amendment to Employment Agreement with Robert N. Weingarten

On July 31, 2006, the Registrant entered into an Amendment (the “Weingarten Agreement Amendment”) to the Employment Agreement (“Weingarten Employment Agreement”) between the Registrant and Robert N. Weingarten, Chief Financial Officer of the Registrant. The Weingarten Agreement Amendment amended the following provisions of the Weingarten Employment Agreement:  (i) Section 5 to provide that any formula bonus and discretionary bonus will be paid during the first half of the next calendar year following the period for which such bonus relates; and (ii)  Section 7(f)(ii)(B) to provide that, to the extent necessary, to avoid adverse tax consequences pursuant to Section 409A of the IRC, any severance payment to be paid to Mr. Weingarten in connection with his termination, may be paid to him in a lump sum six months after he becomes entitled to such severance payment.  All other provisions of the Weingarten Employment Agreement were unchanged. The Weingarten Agreement Amendment is included with this Current Report as Exhibit 10.4 and the summary above is qualified in its entirety by reference to such exhibit.

Item 9.01.              Financial Statements and Exhibits.

 (d)          Exhibits.

Exhibit No	Title
10.1	Amendment, dated July 28, 2006, to Employment, Confidentiality and Non-competition Agreement by and between the Registrant and Randy Saaf.

10.2	Amendment, dated July 28, 2006, to Employment, Confidentiality and Non-competition Agreement by and between the Registrant and Octavia Herrera.

10.3	Amendment No. 3, dated July 31, 2006, to Employment Agreement by and between the Registrant and Jonathan V. Diamond.

10.4	Amendment No. 2, dated July 31, 2006, to Employment Agreement by and between the Registrant and Robert N. Weingarten.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISTdirect, Inc.
(Registrant)

Date: August 1, 2006	By: /s/ Robert N. Weingarten

Name: Robert N. Weingarten Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

10.1	Amendment, dated July 28, 2006, to Employment, Confidentiality and Non-competition Agreement by and between the Registrant and Randy Saaf.

10.2	Amendment, dated July 28, 2006, to Employment, Confidentiality and Non-competition Agreement by and between the Registrant and Octavia Herrera.

10.3	Amendment No. 3, dated July 31, 2006, to Employment Agreement by and between the Registrant and Jonathan V. Diamond.

10.4	Amendment No. 2, dated July 31, 2006, to Employment Agreement by and between the Registrant and Robert N. Weingarten.